Exhibit 10.2

FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP

7600 Wisconsin Avenue, 11th Floor

Bethesda, Maryland 20814

Dated as of: May 10, 2012

KeyBank National Association,

as Administrative Agent

127 Public Square

Cleveland, OH 44114

Attention: John C. Scott

Re: Amendment No. 2 to Term Loan Agreement

Ladies and Gentlemen:

We refer to the Term Loan Agreement dated as of July 18, 2011 (as amended and in effect from time to time, the “Credit Agreement”), by and among FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership, and certain of its Wholly-Owned Subsidiaries and other Subsidiaries (collectively, the “Borrowers”), KEYBANK NATIONAL ASSOCIATION and the other lending institutions which are parties thereto (individually, a “Lender” and collectively, the “Lenders”), KEYBANK NATIONAL ASSOCIATION, as administrative agent for itself and each other Lender (the “Agent”) and certain other parties. Capitalized terms used in this letter of agreement (this “Amendment”) which are not defined herein, but which are defined in the Credit Agreement, shall have the same meanings herein as therein, as the context so requires.

We have requested that the Lenders: (i) amend the Credit Agreement to, among other things, (a) modify the definitions of Consolidated EBITDA, Consolidated Gross Asset Value, Consolidated Total Indebtedness, Consolidated Total Interest Expense and Core FFO, (b) temporarily modify the covenant relating to the ratio of Consolidated Total Indebtedness to Consolidated Gross Asset Value set forth in §10.1, (c) temporarily modify the covenant relating to Consolidated Debt Yield set forth in §10.2, (d) modify the covenant relating to Consolidated Tangible Net Worth set forth in §10.4, (e) temporarily modify the covenant relating to ratio of Consolidated Total Indebtedness to the Value of Unencumbered Properties set forth in §10.5, (f) modify the Applicable Libor Margin and the Applicable Base Rate Margin so that the same shall be determined with reference to the ratio of Consolidated Total Indebtedness to Consolidated Gross Asset Value set forth in §10.1, as amended by this Amendment; (g) clarify the financial attributes of Partially-Owned Entities in the calculation of financial covenants and (h) make certain other amendments to the Credit Agreement as set forth herein; and (ii) waive certain potential Defaults or Events of Default that may have occurred with respect to periods ending prior to the date of this Amendment and grant certain other waivers as set forth herein, and you have advised us that the Lenders are prepared to make the amendments and grant the waivers as set forth herein, including to reflect the foregoing as requested by us, on the terms and conditions set forth herein, including, without limitation, that we join in this Amendment.

Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

Effective as of May 10, 2012 (the “Amendment No. 2 Effective Date”), and subject to the fulfillment of the conditions contained in Article II of this Amendment, the Credit Agreement is hereby amended in each of the following respects:

1. Definitions. §1.1 of the Credit Agreement is amended as follows:

(a) The definition of “Adjusted Net Operating Income” is deleted in its entirety and the following is substituted in lieu thereof:

“Adjusted Net Operating Income. As at any date of determination, an amount equal to (i) the Net Operating Income of the Unencumbered Pool for the applicable period; minus (ii) the Unencumbered Pool Capital Reserve on such date.”

(b) The following new definitions are inserted after the definition of “Agreement of Limited Partnership of FPLP” and before the definition of “Applicable Base Rate Margin”:

“Amendment No. 1. The Amendment No. 1 to this Agreement dated as of January 27, 2012 by and among the Borrower, the Agent and the Lenders.

“Amendment No. 2. The Amendment No. 2 to this Agreement dated as of May 10, 2012 by and among the Borrower, the Agent and the Lenders.

Amendment No. 2 Effective Date. May 10, 2012.”

(c) Intentionally Omitted.

(d) The definition of “Capital Reserve” is amended by inserting after the phrase, “Real Estate Assets”, and before the word, “during”, the following phrase: “(excluding the square footage of any portion of any Real Estate Asset that is under development or redevelopment)”.

(e) The definition of “Cash and Cash Equivalents” is deleted in its entirety and the following is substituted in lieu thereof:

“Cash and Cash Equivalents. As of any date of determination, the sum of (a) the aggregate amount of unrestricted cash then actually held by the Borrower or any of its Subsidiaries and (b) the aggregate amount of unrestricted cash equivalents (valued at fair market value) then held by the Borrower or any of its Subsidiaries. As used in this definition, (i) “unrestricted” means the specified asset is not subject to any Liens in favor of any Person, and (ii) “cash equivalents” means that such asset has a liquid, par value in cash and is convertible to cash on demand. Notwithstanding anything contained herein or in the Unsecured Revolver Agreement to the contrary, the term Cash and Cash Equivalents shall not include the commitments of any lenders to make loans or to make any other extension of credit under the Unsecured Revolver Agreement.”

(f) The following new definition is inserted after the definition of “Code” and before the definition of “Commitment”:

“Collateral Agent. The Unsecured Revolver Agent, acting in its capacity as collateral agent for the Lenders and the lenders party to the Unsecured Revolver Agreement under, and in respect of, the Security Deeds.”

(g) The definition of “Consolidated Debt Yield” is amended by deleting the word, “annualized”, where the same appears in the third line thereof, and substituting “multiplied by four (4),” in lieu thereof.

(h) The definition of “Consolidated EBITDA” is deleted in its entirety and the following is substituted in lieu thereof:

“Consolidated EBITDA. In relation to the Borrower, the Trust and their respective Subsidiaries for any applicable period, an amount equal to, without double-counting, the net income or loss of the Borrower, the Trust and their respective Subsidiaries determined in accordance with GAAP (before minority interests and excluding the adjustment of rent to straight-line rent) for such period, calculated without regard to gains or losses on early retirement of debt or debt restructuring, debt modification charges, and prepayment premiums (including, without limitation, any prepayment or make-whole premiums payable in connection with the prepayment of the Senior Notes), plus (x) the following to the extent deducted in computing such net income or loss for such period: (i) Consolidated Total Interest Expense for such period, (ii) losses attributable to the sale or other disposition of assets or debt restructurings in such period, (iii) real estate depreciation and amortization for such period, (iv) acquisition costs related to the acquisition of Real Estate Assets or the acquisition or origination of Structured Finance Investments that were capitalized prior to FAS 141-R which do not represent a recurring cash item in such period or in any future period and (v) other non-cash charges for such period; and minus (y) all gains attributable to the sale or other disposition of assets in such period. The Borrower’s, the Trust’s, and any Subsidiary’s Pro Rata Share of the items comprising Consolidated EBITDA of any Partially-Owned Entity will be included in Consolidated EBITDA, calculated in a manner consistent with the above described treatment for the Borrower, the Trust and their respective Subsidiaries”.

(i) The definition of “Consolidated Fixed Charges” is deleted in its entirety and the following is substituted in lieu thereof:

“Consolidated Fixed Charges. For any applicable period, an amount equal to the sum of (i) Consolidated Total Interest Expense for such period plus (ii) the aggregate amount of scheduled principal payments of Indebtedness (excluding balloon payments at maturity) required to be made during such period by the Borrower, the Trust and their respective Subsidiaries on a Consolidated basis plus (iii) the dividends and distributions, if any, paid or required to be paid during such period on the Preferred Equity, if any, of the Borrower, the Trust and their respective Subsidiaries (other than dividends paid in the form of capital stock), in the case of clauses (i) and (ii), adjusted to include the Borrower’s, the Trust’s or any Subsidiary’s Pro Rata Share of the foregoing items of any Partially-Owned Entity in such period.”

(j) The definition of “Consolidated Gross Asset Value” is deleted in its entirety and the following is substituted in lieu thereof:

“Consolidated Gross Asset Value. As of any date of determination, an amount equal to, without double-counting, the sum of (i) for all Stabilized Real Estate Assets, the aggregate of the following amount determined for each such asset, (x) the Net Operating Income of each Stabilized Real Estate Asset for the most recently ended fiscal quarter, multiplied by (y) 4, with the product thereof being divided by (z) the applicable Capitalization Rate; plus (ii) an amount equal to the aggregate Cost Basis Value of Real Estate Assets Under Development on such date, plus (iii) the Cost Basis Value of Land on such date, plus (iv) an amount equal to the aggregate Cost Basis Value of Value-Add Real Estate Assets on such date, plus (v) the Structured Finance Investments Value on such date, plus (vi) the value of Cash and Cash Equivalents on such date, as determined in accordance with GAAP and approved by the Agent, with Consolidated Gross Asset Value being adjusted to include, without double-counting any amounts included in the Structured Finance Investments Value, the Borrower’s, the Trust’s or any Subsidiary’s Pro Rata Share of (I) Net Operating Income (and the items comprising Net Operating Income) of each Stabilized Real Estate Asset owned by any Partially-Owned Entity in such period, (II) the Cost Basis Value of each Real Estate Asset Under Development, Land, or Value-Add Real Estate Asset owned by any Partially-Owned Entity on such date, and (III) the value of Cash and Cash Equivalents owned by any Partially-Owned Entity on such date. Notwithstanding anything to the contrary contained in this Agreement, in determining Consolidated Gross Asset Value for any fiscal quarter, (A) if the Net Operating Income for any Stabilized Real Estate Asset is less than zero for such fiscal quarter, the Net Operating Income included for such fiscal quarter in respect of such Stabilized Real Estate Asset shall be deemed to be zero, (B) Net Operating Income from Real Estate Assets acquired by the Borrower, the Trust, any Subsidiary or any Partially-Owned Entity during the most recently ended fiscal quarter and the immediately preceding fiscal quarter shall be excluded, and such acquired Real Estate Assets shall be included at their Cost Basis Value (or, in the case of any Real Estate Assets acquired by a Partially-Owned Entity, the amount of the Borrower’s, the Trust’s or any Subsidiary’s Pro Rata Share of Cost Basis Value of such Real Estate Assets), and (C) Net Operating Income from Real Estate Assets sold or otherwise transferred by the Borrower, the Trust, any Subsidiary or any Partially-Owned Entity during the most recently ended fiscal quarter shall be excluded.”

(k) The definition of “Consolidated Tangible Net Worth” is amended by inserting the following after the phrase, “Borrower and its Subsidiaries”, and before the phrase, “at such date”, where the same appear in the second line thereof: “and any Partially-Owned Entities”.

(l) The definition of “Consolidated Total Indebtedness” is deleted in its entirety and the following is substituted in lieu thereof:

“Consolidated Total Indebtedness. As of any date of determination, Consolidated Total Indebtedness means the sum of all Indebtedness of the Borrower, the Trust and their respective Subsidiaries, determined on a consolidated basis.”

(m) The definition of “Consolidated Total Interest Expense” is deleted in its entirety the following is substituted in lieu thereof:

“Consolidated Total Interest Expense. For any applicable period, the aggregate amount of interest required in accordance with GAAP to be paid, accrued, expensed or, to the extent it could be a cash expense in the applicable period, capitalized (but excluding any deferred financing costs and calculated without taking into account gains or losses on early retirement of debt, debt modification charges, and prepayment premiums, including, without limitation, any prepayment or make-whole premiums payable in connection with the prepayment of the Senior Notes), without double-counting, by the Borrower, the Trust and their respective Subsidiaries during such period on: (i) all Indebtedness of the Borrower, the Trust and their respective Subsidiaries (including the Loans, obligations under Capitalized Leases (to the extent Consolidated EBITDA has not been reduced by such Capitalized Lease obligations in the applicable period) and any subordinated Indebtedness and including original issue discount and amortization of prepaid interest, if any, but excluding any Distribution on Preferred Equity), (ii) all amounts available for borrowing, or for drawing under letters of credit (including the Letters of Credit issued pursuant to (and as defined in) the Unsecured Revolver Agreement), if any, issued for the account of the Borrower, the Trust or any of their respective Subsidiaries, but only if such interest was or is required to be reflected as an item of expense, and (iii) all commitment fees, agency fees, facility fees, balance deficiency fees and similar fees and expenses (but, in each case and without duplication, excluding any such fees and expenses constituting deferred financing costs) in connection with the borrowing of money, in each case adjusted to include the Borrower’s, the Trust’s or any Subsidiary’s Pro Rata Share of the foregoing items of any Partially-Owned Entity in such period.”

(n) The definition of “Core FFO” is deleted in its entirety and the following is substituted in lieu thereof:

“Core FFO. For any applicable period, with respect to the Borrower and its Subsidiaries, consolidated “funds from operations”, calculated without regard to acquisition costs, gains or losses on early retirement of debt, debt modification charges, prepayment premiums (including, without limitation, any prepayment or make-whole premiums payable in connection with the prepayment of the Senior Notes), contingent consideration and impairment charges, as adjusted to include the Borrower’s or any Subsidiary’s Pro Rata Share of the foregoing items of any Partially-Owned Entity in such period.”

(o) The definition of “Distribution” is amended by inserting after the phrase, “(other than dividends payable solely in shares or other Equity Interests by the Borrower)”, and before the semicolon where the same appear in the fourth and fifth lines of clause (i) thereof, the following: “, including, without limitation, the purchase, redemption, or other retirement of any units of any Equity Interests of FPLP”.

(p) The definition of “Indebtedness” is deleted in its entirety and the following is substituted in lieu thereof:

“Indebtedness. With respect to a Person, as of any date of determination, all of the following (without duplication): (a) all obligations of such Person in respect of money borrowed, whether direct or indirect, including, without limitation, all Obligations; (b) all obligations of such Person (other than trade debt incurred in the ordinary course of business), whether or not for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit (but only to the extent of any outstanding balance), (ii) evidenced by bonds, debentures, notes or similar instruments, or (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property; (c) any obligations under any Capitalized Lease (but excluding obligations under operating leases or ground leases) of such Person, the amount of which as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date; (d) all net obligations under any Swap Contract not entered into as a hedge against existing Indebtedness; (e) all obligations of such Person or any other Person secured by any Lien or other encumbrance existing on property of such Person; (f) all reimbursement obligations of such Person under or in respect of any letters of credit (including the Letters of Credit issued pursuant to (and as defined in) the Unsecured Revolver Agreement) or acceptances (whether or not the same have been presented for payment); (g) all obligations of such Person in respect of “off-balance sheet arrangements” (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended from time to time) which such Person would be required to disclose to the SEC; (h) all obligations of such Person in respect of any purchase obligation, repurchase obligation, takeout commitment or forward equity commitment, in each case evidenced by a binding agreement (excluding any such obligation under this clause (h) to the extent (1) the obligation can be satisfied by the issuance of Equity Interests or (2) the amount of such Person’s liability therefor or in connection therewith is limited exclusively to the amount of any associated deposit given by such Person (in which case, such deposit shall be treated as unsecured Indebtedness and not as an asset and any obligations in excess of such deposit shall not be included in Indebtedness); (i) all obligations in the nature of those described in clauses (a)-(h) above of other Persons that such Person is, or has agreed to be, liable by way of guaranty, indemnity for borrowed money, stop-loss agreement or the like; and (j) without duplication, such Person’s Pro Rata Share of all obligations in the nature of those described in clauses (a)-(i) above of any Partially-Owned Entity. For the purposes hereof, the amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date.”

(q) The definition of “Land” is amended by inserting after the word, “Borrower”, and before the period where the same appear therein, the following: “, any of its Subsidiaries or any Partially-Owned Entity”.

(r) The term “Loan Documents”, wherever used in the Credit Agreement or any of the other Loan Documents, shall be deemed to also mean and include Amendment No. 1 and this Amendment.

(s) The definition of “Minimum Liquidity” is deleted in its entirety and the following is substituted in lieu thereof:

“Minimum Liquidity. As of any date of determination, an amount equal to the Availability as of such date (as described in clause (ii) of the definition of Availability) minus, without duplication, the aggregate amount of New Debt outstanding on such date.”

(t) The definition of “Net Operating Income” is amended by deleting the phrase, “(except that any rent leveling adjustments shall be excluded from rental income)”, where it appears in the last line thereof and substituting the following in lieu thereof: “(adjusted to exclude the adjustment of rent to straight-line rent)”.

(u) The definition of “New Debt” is deleted in its entirety and the following is substituted in lieu thereof:

“New Debt. Indebtedness secured by partnership or other ownership interests in Real Estate Assets incurred by the Borrower after the date hereof pursuant to §9.1(f) that is not fully supported by one or more unencumbered Real Estate Assets (not including the Eligible Unencumbered Properties. For the avoidance of doubt, (i) any Indebtedness fully secured by a mortgage or deed of trust encumbering any Real Estate Asset shall not constitute New Debt, and (ii) the 2007 Term Loan and any refinancing thereof on substantially the same structure and collateral therefor shall not constitute New Debt, unless, and then only to the extent that, the 2007 Term Loan is increased above the principal amount thereof on the date hereof.”

(v) The following new definition is inserted after “Proposed Modification” and before “Protected Interest Rate Agreement”:

“Pro Rata Share. (a) With respect to any item relating to asset value, income or the like of any Partially-Owned Entity, the Trust’s the Borrower’s or any Subsidiary’s direct or indirect percentage ownership interest in such Partially-Owned Entity, and (b) with respect to any Indebtedness or other liability or obligation of any Partially-Owned Entity, (i) the Borrower’s, the Trust’s or any Subsidiary’s percentage ownership interest in such Partially-Owned Entity, or (ii) such other amount as to which the Borrower, the Trust or such Subsidiary is or has agreed to be liable by way of guaranty, indemnity for borrowed money, stop-loss agreement or other agreement.”

(w) The following new definition is inserted after “Protected Interest Rate Agreement” and before “RCRA”:

“Rate Period. The period beginning on the first day of any fiscal month following delivery to the Agent of the annual or quarterly financial statements required to be delivered pursuant to §8.4(a) or §8.4(b) and ending on the last day of the fiscal month in which the next such annual or quarterly financial statements are delivered to the Agent.”

(x) The definition of “Real Estate Assets” is amended by deleting the phrase, “the Borrower or any of its Subsidiaries”, where it appears in the second line thereof and substituting the following in lieu thereof: “the Borrower, any of its Subsidiaries or any Partially-Owned Entity”.

(y) The definition of “Real Estate Asset Under Development” is amended by deleting the phrase, “(a) the one-year anniversary date of the development or redevelopment completion”, where it appears in the third and fourth lines thereof and substituting the following in lieu thereof: “(a) the one-year anniversary date of the substantial completion (as such term is customarily used in the real estate industry) of such development or redevelopment”.

(z) The following new definition is inserted after the definition of “SEC Filings” and before the definition of “Secured Indebtedness”:

“Security Deeds. Collectively, each mortgage or deed of trust from each Borrower owning a Real Estate Asset that is a part of the Unencumbered Pool in favor of the Collateral Agent for the benefit of the Lenders and the lenders party to the Unsecured Revolver Agreement (or to trustees named therein acting on behalf of the Collateral Agent for the benefit of the Lenders and such parties), pursuant to which such Borrower conveys to the Collateral Agent a security interest in and to such Real Estate Asset as security for the Obligations and the obligations under the Unsecured Revolver Agreement, as the same may be modified, amended or restated from time to time.”

(aa) The following new definition is inserted after the definition of “Secured Indebtedness” and before the definition of “Stabilized Real Estate Assets”:

“Senior Notes. Collectively, (i) FPLP’s Senior Notes, Series A, due June 15, 2013, and (ii) FPLP’s Senior Notes, Series B, due June 15, 2016.”

(bb) The definition of “Structured Finance Investments” is deleted in its entirety and the following is substituted in lieu thereof:

“Structured Finance Investments. Collectively, Investments by a Borrower or one of its Subsidiaries directly or indirectly in (i) Mortgage Notes, (ii) mezzanine loans evidenced by promissory notes in which the Borrower holds a direct interest as payee, to entities that hold direct or indirect interests in DC Office Properties, (iii) Investments in preferred equity (including preferred limited partnership interests) in entities owning DC Office Properties and (iv) that certain Twenty-Five Million Dollar ($25,000,000) loan to Douglas and Norman Jemal, secured by forty-nine percent (49%) of their interest in the sole member of the owner of that certain real property located at 950 F. Street NW, Washington, DC.”

(cc) Intentionally Omitted.

(dd) The definition of “2008 Term Loan” is deleted in its entirety.

(ee) Intentionally Omitted.

(ff) The definition of “Unencumbered Pool Capital Reserve” is amended by inserting after the phrase, “Eligible Unencumbered Properties”, and before the phrase, “on such date”, the following phrase: “included in the Unencumbered Pool (excluding the square footage of any such Eligible Unencumbered Property that is under development or redevelopment)”.

(gg) The definition of “Unsecured Consolidated Total Indebtedness” is deleted in its entirety and the following is substituted in lieu thereof:

“Unsecured Consolidated Total Indebtedness. As of any date of determination, the aggregate principal amount of Consolidated Total Indebtedness outstanding at such date (including all Obligations) that is not secured by a Lien evidenced by a mortgage, deed of trust, assignment of partnership interests or other security interest.”

(hh) The following new definition is inserted after the definition of “Unsecured Interest Expense” and before the definition of “Value-Add Real Estate Assets”:

“Unsecured Revolver Agent. The administrative agent under the Unsecured Revolver Agreement.”

(ii) The definition of “Value of Unencumbered Properties” is deleted in its entirety and the following is substituted in lieu thereof:

“Value of Unencumbered Properties. At any date of determination, with respect to the Eligible Unencumbered Properties that are a part of the Unencumbered Pool, an amount equal to, without double-counting, the sum of (i) for all Stabilized Real Estate Assets, the aggregate of the following amount determined for each such asset, (x) the Net Operating Income for the most recently ended fiscal quarter of each Eligible Unencumbered Property that is a Stabilized Real Estate Asset, multiplied by (y) 4, with the product thereof being divided by (z) the applicable Capitalization Rate, plus, (ii) an amount equal to the aggregate Cost Basis Value of all Eligible Unencumbered Properties that are Value-Add Real Estate Assets, plus (iii) an amount equal to the aggregate Cost Basis Value of all Eligible Unencumbered Properties that are Real Estate Assets Under Development, plus (iv) the aggregate Cost Basis Value of all Eligible Unencumbered Properties acquired during the most recently ended fiscal quarter and the immediately preceding fiscal quarter, plus (v) the Cost Basis Value of the Unencumbered Land, provided that (a) the Net Operating Income attributable to any Eligible Unencumbered Property sold or otherwise transferred during the applicable period shall be excluded from the calculation of the Value of Unencumbered Properties, (b) the Net Operating Income of Eligible Unencumbered Properties included at their Cost Basis Value shall be excluded, and (c) the value included as a result of clauses (ii) and (iii) above in the aggregate shall not exceed twenty percent (20%) of the aggregate Value of Unencumbered Properties at any time. Notwithstanding anything to the contrary contained in this Agreement, if the Net Operating Income for any Stabilized Real Estate Asset is less than zero for any fiscal quarter, the Net Operating Income included in the calculation of Value of Unencumbered Properties for such fiscal quarter in respect of such Stabilized Real Estate Asset shall be deemed to be zero.”

2. Financial Attributes of Partially-Owned Entities. The following new §1.4 is inserted immediately after §1.3 of the Credit Agreement:

“§1.4 Financial Attributes of Partially-Owned Entities. Notwithstanding anything to the contrary contained in this Agreement, when determining compliance by the Borrower, the Trust and their respective Subsidiaries with any financial covenant or negative covenant contained in this Agreement, including, without limitation, when calculating any element of any financial covenant, only the Borrower’s, the Trust’s, or any Subsidiary’s Pro Rata Share of any item attributable to any Partially-Owned Entity or any Real Estate Asset owned by any Partially-Owned Entity shall be included.”

3. Interest on the Term Loans. §2.3 is amended as follows:

(a) Clause (b) of §2.3 is deleted in its entirety and the following is substituted in lieu thereof:

“(b) With reference to Base Rate Loans and Libor Rate Loans, the “Applicable Base Rate Margin” and the “Applicable Libor Margin” for each Tranche shall be equal to the percentage determined for each Rate Period by reference to the Table below:

	Consolidated Total Leverage Ratio
	less than or equal to 55%		less than or equal to 60% but greater than 55%		greater than 60%
Tranche	Applicable Libor Margin	Applicable Base Rate Margin	Applicable Libor Margin	Applicable Base Rate Margin	Applicable Libor Margin	Applicable Base Rate Margin
Tranche A Facility	2.15%	1.15%	2.40%	1.40%	2.65%	1.65%
Tranche B Facility	2.25%	1.25%	2.50%	1.50%	2.75%	1.75%
Tranche C Facility	2.30%	1.30%	2.55%	1.55%	2.80%	1.80%

For purposes of determining the Applicable Base Rate Margin and the Applicable Libor Margin, the Consolidated Total Leverage Ratio (i.e., the ratio of Consolidated Total Indebtedness to Consolidated Gross Asset Value set forth in §10.1) will be tested quarterly, commencing with the fiscal quarter of the Borrower ending March 31, 2012, based on the annual or quarterly financial statements required to be delivered pursuant to §8.4(a) or 8.4(b), respectively. For purposes of determining the interest rate for any Rate Period hereunder, any interest rate change shall be effective on the first day of the fiscal month immediately following the date on which the financial statements required to be delivered pursuant to §8.4(a) or §8.4(b) are delivered to the Agent, together with a notice to the Agent (which shall be verified by the Agent) specifying any change in the Applicable Base Rate Margin and/or the Applicable Libor Margin. If the Borrower has failed to timely deliver the financial statements required to be delivered by it pursuant to §8.4(a) or §8.4(b), then, in addition to the other rights and remedies of the Lenders hereunder, the Applicable Base Rate Margin and the Applicable Libor Margin that are then in effect shall, at the Agent’s discretion, be increased to the next highest level until such financial statements are delivered. Notwithstanding anything to the contrary contained in this Agreement, the Applicable Margin from the Amendment No. 2 Effective Date through the end of the next occurring Rate Period shall be based upon the financial statements and associated compliance certifications for the fiscal quarter ended March 31, 2012 delivered to the Agent and the Lenders on or about the Amendment No. 2 Effective Date in connection with the Amendment No. 2.”; and

(b) The following new clause (e) is inserted immediately after clause (d) thereof:

“(e) The parties understand that the applicable interest rate for the Obligations may be determined and/or adjusted from time to time based upon certain financial ratios and/or other information to be provided or certified to the Agent and the Lenders by the Borrower (the “Borrower Information”). If it is subsequently determined that any such Borrower Information was incorrect (for whatever reason, including without limitation because of a subsequent restatement of earnings by the Borrower) at the time it was delivered to the Agent, (i) if the applicable interest rate calculated for any period was lower than it should have been had the correct information been timely provided, then, such interest rate for such period shall be automatically recalculated using correct Borrower Information, and (ii) if the applicable interest rate calculated for any period was higher than it should have been had the correct information been timely provided, there shall be no recalculation of interest for such period, and no amounts shall be owing by the Lenders to the Borrower on account thereof. The Agent shall promptly notify Borrower in writing of any additional interest and fees due because of such recalculation, and the Borrower shall pay such additional interest or fees due to the Agent, for the account of each Lender, within five (5) Business Days of receipt of such written notice. Any recalculation of interest or fees required by this provision shall survive the termination of this Agreement, and this provision shall not in any way limit any of the Agent’s or any Lender’s other rights under this Agreement.”

4. Title to Properties; Leases; Eligible Unencumbered Properties in the Unencumbered Pool. §7.3 is amended by inserting the following new clause (d) immediately after clause (c) thereof:

“(d) Schedule 7.3(d) attached hereto accurately sets forth, as of the Amendment No. 2 Effective Date, the name by which each Eligible Unencumbered Property that is included in the Unencumbered Pool is commonly known, the street address of each such Eligible Unencumbered Property, the town or city, county and state in which each such Eligible Unencumbered Property is located, and the Borrower that is the fee owner of each such Eligible Unencumbered Property.”

5. Litigation. §7.7 is amended by deleting the phrase “, or result in any substantial liability not fully covered by insurance, or for which adequate reserves are not maintained, as reflected in the applicable consolidated financial statements or SEC filings of the Borrower and the Trust” where it appears therein.

6. Financial Statements; Certificates and Information. §8.4(i) is amended by adding the following new sentence at the end thereof:

“Notwithstanding the foregoing, with respect to the Form 10-Q of the Trust for the quarter ended March 31, 2012, the Borrower and the Trust may deliver such Form 10-Q to the Agent not later than July 15, 2012.”

7. Financial Statements; Certificates and Information. §8.4 is further amended by adding the following new paragraph after clause (m) thereof:

“Notwithstanding anything to the contrary contained herein, including, without limitation, the terms of §§8.4(b) and 8.4(e), the financial statements and associated compliance certifications delivered to the Agent and the Lenders on or about the Amendment No. 2 Effective Date in connection with Amendment No. 2 for the fiscal quarter ended March 31, 2012 prior to the filing of the Form 10-Q of the Trust for such fiscal quarter shall be deemed to be preliminary financial statements and the Borrower and the Trust represent and warrant, with respect to those preliminary financial statements only, that, to the best knowledge of their respective principal financial officers and principal accounting officers, the information contained in such preliminary financial statements is complete and correct in all material respects and fairly presents, in all material respects, in accordance with GAAP consistently applied throughout the period to which it applies, the financial position of the Trust and its Subsidiaries on the date thereof and that such preliminary financial statements were prepared in good faith (it being acknowledged that (i) such preliminary March 31, 2012 financial statements and associated compliance certificate shall satisfy the requirements of §§8.4(b) and 8.4(e) for the fiscal quarter ended March 31, 2012 until July 15, 2012 (or if earlier, until the date upon which the Trust files its Form 10-Q for the fiscal quarter ended March 31, 2012 with the SEC) and (ii) the information contained in the financial statements of the Trust and its Subsidiaries contained in the Form 10-Q of the Trust for the fiscal quarter ended March 31, 2012 shall be complete and correct in all material respects and fairly present, in accordance with GAAP consistently applied throughout the period to which it applies, the financial position of the Trust and its Subsidiaries as of such date and the Borrower and the Trust shall be deemed to have made such representation and warranty to the Agent and the Lenders hereunder upon the filing of such Form 10-Q with the SEC).”

8. Security Deeds; Repayment of Senior Notes. The following new §§8.22 and 8.23 are hereby inserted immediately after §8.21 of the Credit Agreement:

“§8.22 Security Deeds. To secure the Borrower’s Obligations under (and as defined in) this Agreement and the Borrower’s obligations under the Unsecured Revolver Agreement, no later than the date that is thirty-five (35) days after the Amendment No. 2 Effective Date, each Borrower owning an Eligible Unencumbered Property included in the Unencumbered Pool shall execute and deliver a Security Deed to the Collateral Agent (the Agent hereby being authorized by the Lenders to enter into such collateral agent arrangements with the Collateral Agent as the Agent deems necessary or appropriate, including, in any event, to provide for the pari passu application of the proceeds of any foreclosure of the Security Deeds to the outstanding Obligations under and as respectively defined in the Unsecured Revolver Agreement and this Agreement), such Security Deeds to be held in escrow by the Collateral Agent until the Collateral Agent elects to (a) record the same, as directed by the Majority Lenders and/or the “Majority Lenders” (as such term is defined in the

Unsecured Revolver Agreement), in each case in their sole discretion, or (b) release the same, as directed by both the Majority Lenders and the “Majority Lenders” (as such term is defined in the Unsecured Revolver Agreement), in each case in their sole discretion. The Borrower hereby authorizes the Collateral Agent, upon such direction, to record (at any time after such direction) one or more of the Security Deeds in the applicable land records and, at the Collateral Agent’s election, to obtain appraisals, title insurance policies insuring the first priority of the Security Deeds and, as applicable, endorsements to the owner’s title policies, and such other diligence, documents, evidence of insurance and the like as the Collateral Agent may require, in each case at such time as the Collateral Agent may determine, in the Collateral Agent’s sole discretion, and satisfactory to the Collateral Agent. In connection with the foregoing delivery and, if applicable, recording of the Security Deeds, the Agent is hereby authorized by the Lenders to (i) take such steps as it deems appropriate to minimize the taxes and other third party costs associated with the Security Deeds, including, without limitation, with respect to Eligible Unencumbered Properties located in the State of Maryland, by converting the status under the Loan Documents of any owners of such properties (other than FPLP) from a Borrower to a secondary obligor Guarantor on such conditions and subject to such documentation (including, without limitation, if requested by the Agent, equity pledges of the direct and indirect equity interests in such Guarantors) as the Agent shall deem appropriate in its sole discretion and (ii) subject to the second, third and fourth paragraphs of §28, enter into such conforming amendments to the Loan Documents and additional collateral documents with the Borrower as may be appropriate, in each case in the Agent’s sole discretion, to effect the foregoing; provided, however, if the Unsecured Revolver Agent takes any such steps or enters into any such conforming amendments to the documents evidencing the Unsecured Revolver and/or additional collateral documents to effect the foregoing with respect to the Unsecured Revolver, the Agent is hereby directed to take the same steps as may be necessary to effect the foregoing and enter into such conforming amendments to the Loan Documents and/or additional collateral documents with the Borrower on substantially the same terms as those conforming amendments and/or additional collateral documents entered into by the Unsecured Revolver Agent in connection with the Unsecured Revolver. Notwithstanding anything to the contrary contained in this Agreement, including, without limitation, the definition of Secured Indebtedness and the provisions of §§9.1 and 9.2, the Obligations and the obligations under the Unsecured Revolver Agreement shall be treated for all purposes as unsecured Indebtedness and the Security Deeds shall be Liens that are permitted under §9.2.”

§8.23 Repayment of Senior Notes. FPLP shall (i) within 2 Business Days after the Amendment No. 2 Effective Date, provide written notice under the Senior Notes of its election to voluntarily repay the Senior Notes in full in accordance with the terms thereof, and (ii) repay in full in cash all of the Senior Notes (including, without limitation, all principal, interest and premium or make-whole amount owing thereunder) on or before the date that is no later than 35 days after the Amendment No. 2 Effective Date.”

9. Restrictions on Indebtedness. §9.1 is amended as follows:

(a) by deleting the phrase, “and the 2008 Term Loan”, where the same appears in the eleventh line of clause (f) thereof;

(b) by deleting “$1,000,000”, where the same appears in the fourth line of clause (g) thereof and substituting $7,500,000 in lieu thereof;

(c) by deleting the phrase, “capital assets”, where the same appears in the second line of clause (h) thereof and substituting “fixed assets (as defined by GAAP)” in lieu thereof; and

(d) by deleting in its entirety the third to last unlettered paragraph thereof and substituting the following in lieu thereof:

“For the avoidance of doubt, the 2007 Term Loan is also permitted Indebtedness under this §9.1.”.

10. Restrictions on Investments. §9.3 is amended as follows:

(a) by deleting clause (e) thereof in its entirety and substituting the following in lieu thereof:

“other Investments hereafter made in connection with the acquisition and development of Permitted Properties by the Borrower or any Wholly-Owned Subsidiary of the Borrower, provided that the aggregate amounts actually invested by Borrower (or if not invested directly by Borrower, actually invested by an Affiliate of the Borrower for which the Borrower has any funding obligation) and such Wholly-Owned Subsidiary at any time in Real Estate Assets Under Development will not exceed (a) fifteen percent (15%) of the Consolidated Gross Asset Value at the time of any such Investment during each fiscal quarter ending on or after March 31, 2012 through the fiscal quarter ending June 30, 2013, the calculation of such Investments in Real Estate Assets Under Development during such period to include, without limitation, the aggregate amount of all budgeted costs, including all soft and hard costs, to complete the development or redevelopment of each Real Estate Asset Under Development, including but not limited to, land, an interest reserve during construction, an operating deficit reserve, tenant improvements, leasing costs, and infrastructure costs, and (b) twenty percent (20%) of the Consolidated Gross Asset Value at the time of any such Investment during each fiscal quarter ending on or after September 30, 2013, the calculation of such Investments in Real Estate Assets Under Development during such period to include, without limitation, the aggregate amount of the costs described in the preceding clause (a) actually incurred for the development or redevelopment of each Real Estate Asset Under Development; and Investments in raw land intended to be developed by the Borrower or any Wholly-Owned Subsidiary of the Borrower for use as a Permitted Property, provided that the aggregate amounts actually invested by Borrower (or if not invested directly by Borrower, actually invested by an Affiliate of the Borrower for which the Borrower has any funding obligation) and such Wholly-Owned Subsidiary at any time in raw land will not exceed five percent (5%) of the Consolidated Gross Asset Value at the time of any such Investment;”;

(b) by deleting clause (h) thereof in its entirety and substituting the following in lieu thereof:

“Investments by the Borrower in Structured Finance Investments, provided that the aggregate investments in such Structured Finance Investments shall not exceed (i) at the time of any such Investment during each fiscal quarter ending on or after March 31, 2012 through the fiscal quarter ending June 30, 2013, five percent (5%) of the Consolidated Gross Asset Value, and (ii) at the time of any such Investment during each fiscal quarter ending on or after September 30, 2013, ten percent (10%) of the Consolidated Gross Asset Value, and further provided that with respect to any such Investment in mezzanine loans or preferred equity, the documents governing the terms of such Investments shall be delivered to the Agent promptly upon the Agent’s request therefor;”; and

(c) by deleting the second to last paragraph thereof in its entirety and substituting the following in lieu thereof:

“In no event shall the aggregate of Investments made pursuant to subclauses (e), (f)(ii) and (h) above exceed (x) at any time during each fiscal quarter ending on or after March 31, 2012 through the fiscal quarter ending June 30, 2013, twenty-five percent (25%) of Consolidated Gross Asset Value, and (y) at any time during each fiscal quarter ending on or after September 30, 2013, thirty percent (30%) of Consolidated Gross Asset Value.”

11. Consolidated Total Leverage Ratio. §10.1 is deleted in its entirety and the following is substituted in lieu thereof:

“§10.1 Consolidated Total Leverage Ratio. At all times, (i) for each fiscal quarter ending on or after March 31, 2012 through the fiscal quarter ending December 31, 2012, Consolidated Total Indebtedness shall not exceed sixty-five percent (65%) of Consolidated Gross Asset Value as of the last day of such fiscal quarter, (ii) for each fiscal quarter ending on or after March 31, 2013 through the fiscal quarter ending June 30, 2013, Consolidated Total Indebtedness shall not exceed sixty-two and one half of one percent (62.5%) of Consolidated Gross Asset Value as of the last day of such fiscal quarter, and (iii) for each fiscal quarter ending on or after September 30, 2013, Consolidated Total Indebtedness shall not exceed sixty percent (60%) of Consolidated Gross Asset Value as of the last day of such fiscal quarter. This covenant shall be tested quarterly as of the last day of the applicable quarter.”

12. Consolidated Debt Yield. §10.2 is deleted in its entirety and the following is substituted in lieu thereof:

“§10.2 Consolidated Debt Yield. At all times, as tested at the end of each fiscal quarter, (i) for each fiscal quarter ending on or after March 31, 2012 through the fiscal quarter ending December 31, 2012, the Consolidated Debt Yield shall not be less than ten percent (10%), (ii) for each fiscal quarter ending on or after March 31, 2013 through the fiscal quarter ending June 30, 2013, the Consolidated Debt Yield shall not be less than ten and one half of one percent (10.5%), and (iii) for each fiscal quarter ending on or after September 30, 2013, the Consolidated Debt Yield shall not be less than eleven percent (11%).”

13. Net Worth. §10.4 of the Credit Agreement is amended by deleting “$690,289,992” where it appears in the third line thereof and substituting “$650,000,000” in lieu thereof.

14. Unencumbered Pool Leverage. §10.5 is deleted in its entirety and the following is substituted in lieu thereof:

“§10.5 Unencumbered Pool Leverage. At all times, as tested at the end of each fiscal quarter and any other date of measurement, (i) for each fiscal quarter ending on or after March 31, 2012 through the fiscal quarter ending December 31, 2012, Unsecured Consolidated Total Indebtedness shall not exceed sixty-five percent (65%) of the aggregate Value of Unencumbered Properties on the last day of such fiscal quarter, (ii) for each fiscal quarter ending on or after March 31, 2013 through the fiscal quarter ending June 30, 2013, Unsecured Consolidated Total Indebtedness shall not exceed sixty-two and one half of one percent (62.5%) of the aggregate Value of Unencumbered Properties on the last day of such fiscal quarter, and (iii) for each fiscal quarter ending on or after September 30, 2013, Unsecured Consolidated Total Indebtedness shall not exceed sixty percent (60%) of the aggregate Value of Unencumbered Properties on the last day of such fiscal quarter. For purposes of the covenant set forth in this §10.5, any New Debt incurred by the Borrower after the date hereof shall be deemed to be Unsecured Consolidated Total Indebtedness.”

15. Events of Default. Clause (c) of §14.1 is amended by deleting “§8.19; §8.20; §8.21;” where the same appears in the last line thereof and inserting the following in lieu thereof: “§§8.19 through 8.23 inclusive”.

16. Schedules.

(a) The existing Schedules 1, 7.1(b), 7.3(c), 7.13, and 7.19 to the Credit Agreement are deleted in their entirety and the updated Schedules 1, 7.1(b), 7.3(c), 7.13, and 7.19 attached hereto are substituted in lieu thereof.

(b) The new Schedule 7.3(d) attached hereto is attached to the Credit Agreement and made a part thereof.

(c) The index of schedules to the Credit Agreement set forth on page vi thereof and on the page immediately preceding Schedule 1 thereof is deleted in its entirety in each place where it appears and the updated index attached hereto is substituted in lieu thereof.

17. Waiver respecting Financial Covenants and Related Definitions; Limited Waiver respecting Cross Default with the Senior Notes.

(a) The Lenders hereby waive any Default or Event of Default under Sections 14.1(c), (e) and (p) of the Credit Agreement relating to or arising from (i) the Borrowers’ misinterpretations of the definitions used in determining the financial covenants set forth in Article 10 of the Credit Agreement that may have occurred prior to the Amendment No. 2 Effective Date due to any inconsistency of such interpretations with the requirements of the Credit Agreement and (ii) the Borrower’s failure to comply prior to the Amendment No. 2 Effective Date with the $1,000,000 limitation set forth in Section 9.1(g) of the Credit Agreement.

(b) The Lenders hereby waive any Default or Event of Default under Sections 14.1(e) and (f) of the Credit Agreement (i) relating to or arising from any default or event of default occurring on or prior to the Amendment No. 2 Effective Date under any Indebtedness covered by Section 14.1(f), and (ii) relating to or arising from any default or event of default occurring under documents governing the Senior Notes after the Amendment No. 2 Effective Date and prior to the date the Senior Notes are paid in full and arising as a result of the failure of (A) the Trust to timely file its Form 10-Q with the SEC or (B) FPLP to be in compliance with its financial covenant or reporting obligations thereunder with respect to the fiscal quarter ended March 31, 2012.

(c) Each of the Lenders executing this Amendment hereby waives any claim to increased or additional interest that may have accrued and been owing by the Borrowers prior to the Amendment No. 2 Effective Date as a result of any event described in clauses (a) or (b) above, including as a result of the Lenders’ ability to have elected to charge the Borrowers default rate interest or as a result of any increase in the Applicable Margin that may have applied had the financial covenant calculations not been prepared based on certain misinterpretations as set forth above.

(d) The waivers set forth in Sections 17(a), 17(b) and 17(c) shall be effective with respect to the applicable Default or Event of Default, if any, as of the date that such Default or Event of Default occurred.

(e) The waivers set forth in Sections 17(a), 17(b) and 17(c) of this Amendment are limited strictly to the matters and periods, as applicable, specified therein and shall not extend to or affect any of the Borrowers’ other obligations contained in the Credit Agreement or any Loan Document, and no other waiver is hereby implied or intended.

ARTICLE II

CONDITIONS PRECEDENT TO AMENDMENT AND CONSENT

The Lenders’ agreement herein to amend the Credit Agreement and provide the waiver hereunder as of the Amendment No. 2 Effective Date is subject to the fulfillment to the satisfaction of the Lenders of the following conditions precedent on or prior to such date:

1. Each of the Borrowers shall have executed and delivered (or caused to be delivered) to the Agent a counterpart of this Amendment;

2. The Guarantor and each Subsidiary Guarantor shall have acknowledged and consented to the provisions of this Amendment;

3. The Agent and the Majority Lenders shall have executed this Amendment;

4. The representations and warranties of the Borrowers and the Guarantor set forth herein shall be true and correct;

5. The Borrower shall have furnished to the Agent and the Lenders a pro forma Compliance Certificate (such Compliance Certificate to be substantially in the form attached hereto as Annex 1) evidencing compliance with the covenants set forth in Article 10 of the Credit Agreement for the four (4) fiscal quarters ending March 31, 2012 after giving effect to the terms of this Amendment (the Agent and the Lenders hereby acknowledge, in reliance upon Section 7 of Article I of this Amendment, that such Compliance Certificate and the preliminary financial statements of the Trust for the fiscal quarter ended March 31, 2012 on which it is based are currently under review by the Accountants and are subject to further revision prior to the filing by the Trust of its Form 10-Q for the fiscal quarter ended March 31, 2012);

6. In consideration of the amendments contained herein, the Borrower shall have paid to the Agent a fee for the benefit of each of the Lenders executing this Amendment in an amount equal to twenty (20) basis points of each such Lender’s Commitment, along with, to the Agent, the reasonable fees, charges and disbursements of Agent’s counsel in connection with the preparation hereof, or satisfactory arrangements therefor shall have been made; and

7. The Agent shall have received such other documentation and information as it may reasonably require, all of which shall be in form and substance satisfactory to the Agent, including, without limitation, such items set forth in the closing agenda provided by counsel to Agent to the Borrower in connection with this Amendment.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each of the Borrowers, the Guarantor and the Subsidiary Guarantors hereby represents and warrants to you as follows:

1. Representations and Warranties. Each of the representations and warranties made by such Borrower, the Guarantor and such Subsidiary Guarantor, as applicable, to the Agent and the Lenders in this Amendment, the Credit Agreement and other Loan Documents, as applicable, was true, correct and complete when made and is true, correct and complete on and as of the Amendment No. 2 Effective Date with the same full force and effect as if each of such representations and warranties had been made by such Borrowers, the Guarantor or such Subsidiary Guarantor, as applicable on the Amendment No. 2 Effective Date and in this Amendment, in each case after giving effect to this Amendment, except to the extent that such representations and warranties relate solely to a prior date, in which case such representations and warranties shall be true, correct and complete on and as of the date when made.

2. Prior Financial Covenant Calculations. Any misinterpretations by the Borrowers of the definitions used in determining the financial covenants set forth in Article 10 of the Credit Agreement were misinterpretations made in good faith.

3. No Defaults or Events of Default. After giving effect to this Amendment, no Default or Event of Default exists on the Amendment No. 2 Effective Date, and no condition exists on the date hereof which would, with notice or the lapse of time, or both, constitute a Default or an Event of Default under the Credit Agreement.

4. No Material Adverse Change. There has been no material adverse change in the business, assets, operations, condition (financial or otherwise) or properties of the Trust, FPLP or, taken as a whole, the Potomac Group since December 31, 2011 or, as of the Amendment No. 2 Effective Date, in the facts and information regarding the Trust, FPLP or, taken as a whole, the Potomac Group as most recently provided to the Agent and the Lenders.

5. Binding Effect of Documents. This Amendment has been duly authorized, executed and delivered to you by such Borrower, the Guarantor and such Subsidiary Guarantor and is in full force and effect as of the date hereof, and the agreements and obligations of each such Borrower, the Guarantor and such Subsidiary Guarantor contained herein and therein constitute the legal, valid and binding obligations of such Borrower, the Guarantor and such Subsidiary Guarantor, enforceable against such Borrower, the Guarantor and such Subsidiary Guarantor in accordance with their respective terms.

6. No Implied Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agent or the Lenders under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Agent or the Lenders to grant any similar or future consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

ARTICLE IV

MISCELLANEOUS

This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and provisions of the Credit Agreement and each of the other Loan Documents shall otherwise remain unmodified, and the Credit Agreement and each of the other Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect, and each of the Borrowers, the Guarantor and the Subsidiary Guarantors hereby ratifies and confirms all of its agreements and obligations contained therein, as applicable. This Amendment is a contract under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of such State (excluding the laws applicable to conflicts or choice of law). The provisions of this Amendment are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Amendment in any jurisdiction.

[Remainder of page intentionally left blank.]

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment, whereupon this Amendment, as so accepted by you, shall become a binding agreement between you and the undersigned.

Very truly yours,

FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Douglas Donatelli
Name: Douglas Donatelli
Title: Chief Executive Officer

(Signatures continued on next page)

[Signature Page to Amendment No. 2 to Term Loan Agreement]

1400 CAVALIER, LLC, a Delaware limited liability company

1441 CROSSWAYS BLVD., LLC, a Virginia limited liability company

AIRPARK PLACE, LLC, a Delaware limited liability company

FP AMMENDALE COMMERCE CENTER, LLC, a Maryland limited liability company

AQUIA TWO, LLC, a Delaware limited liability company

CROSSWAYS II LLC, a Delaware limited liability company

FPR HOLDINGS LIMITED PARTNERSHIP, a Delaware limited liability partnership

FP DAVIS DRIVE LOT 5, LLC, a Virginia limited liability company

FP PROPERTIES, LLC, a Delaware limited liability company

FP DIAMOND HILL, LLC, a Delaware limited liability company

FP CAMPOSTELLA ROAD, LLC, a Delaware limited liability company

GATEWAY HAMPTON ROADS, LLC, a Virginia limited liability company

FP GATEWAY 270, LLC, a New Jersey limited liability company

By:	First Potomac Realty Investment Limited Partnership, a Delaware limited partnership, in its capacity as sole member, sole general partner or the direct or indirect holder of all ownership interests in the sole member or sole general partner of each of the above-listed entities

	By:	First Potomac Realty Trust, a Maryland real estate investment trust, its sole general partner

		By:	/s/ Douglas Donatelli
Name: Douglas Donatelli
Title: Chief Executive Officer

(Signatures continued on next page)

[Signature Page to Amendment No. 2 to Term Loan Agreement]

GATEWAY MANASSAS II, LLC, a Delaware limited liability company

FP 2550 ELLSMERE AVENUE, LLC, a Virginia limited liability company

FP GATEWAY WEST II, LLC, a Maryland limited liability company

FP GOLDENROD LANE, LLC, a Maryland limited liability company

FP GREENBRIER CIRCLE, LLC, a Virginia limited liability company

GTC I SECOND LLC, a Virginia limited liability company

FP HANOVER AB, LLC, a Virginia limited liability company

HERNDON CORPORATE CENTER, LLC, a Delaware limited liability company

LINDEN II, LLC, a Delaware limited liability company

LUCAS WAY HAMPTON, LLC, a Virginia limited liability company

FP PARK CENTRAL V, LLC, a Virginia limited liability company

FP PATRICK CENTER, LLC, a Maryland limited liability company

FP PINE GLEN, LLC, a Virginia limited liability company

RESTON BUSINESS CAMPUS, LLC, a Delaware limited liability company

FP RIVERS BEND, LLC, a Virginia limited liability company

FP 500 & 600 HP WAY, LLC, a Virginia limited liability company

FP 1408 STEPHANIE WAY, LLC, a Virginia limited liability company

FP STERLING PARK I, LLC, a Virginia limited liability company

FP STERLING PARK 6, LLC, a Virginia limited liability company

FP STERLING PARK 7, LLC, a Virginia limited liability company

FP STERLING PARK LAND, LLC, a Virginia limited liability company

VIRGINIA CENTER, LLC, a Delaware limited liability company

FP WEST PARK, LLC, a Maryland limited liability company

FP CRONRIDGE DRIVE, LLC, a Maryland limited liability company

FP GIRARD BUSINESS CENTER, LLC, a Maryland limited liability company

By:	First Potomac Realty Investment Limited Partnership, a Delaware limited partnership, in its capacity as sole member, sole general partner or the direct or indirect holder of all ownership interests in the sole member or sole general partner of each of the above-listed entities

	By:	First Potomac Realty Trust, a Maryland real estate investment trust, its sole general partner

		By:	/s/ Douglas Donatelli
Name: Douglas Donatelli
Title: Chief Executive Officer

(Signatures continued on next page)

[Signature Page to Amendment No. 2 to Term Loan Agreement]

FP GIRARD PLACE, LLC, a Maryland limited liability company

TECHCOURT, LLC, a Virginia limited liability company

FP PARK CENTRAL I, LLC, a Virginia limited liability company

FP TRIANGLE, LLC, a Maryland limited liability company

FP 1211 CONNECTICUT AVENUE, LLC, a Delaware limited liability company

4212 TECHCOURT, LLC, a Virginia limited liability company

FP 440 1ST STREET, LLC, a Delaware limited liability company

FP ATLANTIC CORPORATE PARK, LLC, a Virginia limited liability company

FP 3 FLINT HILL, LLC, a Virginia limited liability company

FP PARK CENTRAL II, LLC, a Virginia limited liability company

INTERSTATE PLAZA HOLDING LLC, a Delaware limited liability company

ENTERPRISE CENTER I, LLC, a Delaware limited liability company

FP REDLAND TECHNOLOGY CENTER LP, a Delaware limited partnership

FP ASHBURN, LLC, a Virginia limited liability company

FP GREENBRIER TOWERS, LLC, a Virginia limited liability company

403 & 405 GLENN DRIVE, LLC, a Virginia limited liability company

AP INDIAN CREEK, LLC, a Delaware limited liability company

INDIAN CREEK INVESTORS, LLC, a Maryland limited liability company

FP NAVISTAR INVESTORS, LLC, a Maryland limited liability company

NORFOLK COMMERCE PARK LLC, a Delaware limited liability company

WINDSOR AT BATTLEFIELD, LLC, a Delaware limited liability company

GLENN DALE BUSINESS CENTER, L.L.C., a Maryland limited liability company

FP GUDE, LLC, a Maryland limited liability company

FP GUDE MANAGER, LLC, a Delaware limited liability company

By:	First Potomac Realty Investment Limited Partnership, a Delaware limited partnership, in its capacity as sole member, sole general partner or the direct or indirect holder of all ownership interests in the sole member or sole general partner of each of the above-listed entities

	By:	First Potomac Realty Trust, a Maryland real estate investment trust, its sole general partner

		By:	/s/ Douglas Donatelli
Name: Douglas Donatelli
Title: Chief Executive Officer

[Signature Page to Amendment No. 2 to Term Loan Agreement]

CONSENT OF GUARANTOR

FIRST POTOMAC REALTY TRUST (the “Guarantor”) has guaranteed the Obligations (as defined in the Guaranty by the Guarantor in favor of the Lenders and the Agent, dated as of July 18, 2011 (the “Guaranty”). By executing this consent, the Guarantor hereby absolutely and unconditionally reaffirms to the Agent and the Lenders that the Guarantor’s Guaranty and the Obligations remain in full force and effect. In addition, the Guarantor hereby acknowledges and agrees to the terms and conditions of this Amendment and the Credit Agreement as amended hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

GUARANTOR:

FIRST POTOMAC REALTY TRUST

By:	/s/ Douglas Donatelli
Douglas Donatelli, Chief Executive Officer

[Signature Page to Amendment No. 2 to Term Loan Agreement]

CONSENT OF SUBSIDIARY GUARANTORS

Each of the Subsidiary Guarantors (as defined in the Credit Agreement) has guaranteed the Obligations (as defined in the Subsidiary Guaranty) (as defined in the Credit Agreement). By executing this consent, each of the Subsidiary Guarantors hereby absolutely and unconditionally reaffirms to the Agent and the Lenders that such Subsidiary Guarantor’s Subsidiary Guaranty and the Obligations remain in full force and effect. In addition, each of the Subsidiary Guarantors hereby acknowledges and agrees to the terms and conditions of this Amendment and the Credit Agreement as amended hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

SUBSIDIARY GUARANTORS:

FP REDLAND GP, LLC, a Delaware limited liability company
FP REDLAND, LLC, a Delaware limited liability company
FP AIRPARK AB, LLC, a Virginia limited liability company
FP 535 INDEPENDENCE PARKWAY, LLC, a Virginia limited liability company
FP CANDLEWOOD, LLC, a Maryland limited liability company
FP CHESTERFIELD ABEF, LLC, a Virginia limited liability company
FP CHESTERFIELD CDGH, LLC, a Virginia limited liability company
FP CLOVERLEAF, LLC, a Maryland limited liability company
FP HANOVER C, LLC, a Virginia limited liability company
FP HANOVER D, LLC, a Virginia limited liability company
FP PROSPERITY, LLC, a Virginia limited liability company
AQUIA ONE, LLC, a Delaware limited liability company
FP GATEWAY CENTER, LLC, a Maryland limited liability company
GLENN DALE BUSINESS CENTER, L.L.C., a Maryland limited liability company
INTERSTATE PLAZA OPERATING LLC, a Delaware limited liability company
FP PROPERTIES II, LLC, a Maryland limited liability company

By:	First Potomac Realty Investment Limited Partnership, a Delaware limited partnership, in its capacity as sole member, sole general partner or the direct or indirect holder of all ownership interests in the sole member or sole general partner of each of the above-listed entities

By:	First Potomac Realty Trust, a Maryland real estate investment trust, its sole general partner

By:	/s/ Douglas Donatelli
Name: Douglas Donatelli
Title: Chief Executive Officer

[Signature Page to Amendment No. 2 to Term Loan Agreement]

ACCEPTED AND AGREED AS OF THE 10th DAY OF MAY, 2012:
KEYBANK NATIONAL ASSOCIATION, as a Lender and as Agent

	By:	/s/ John C. Scott
Name: John C. Scott
Title: Vice President

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[Signature Page to Amendment No. 2 to Term Loan Agreement]

WELLS FARGO BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sam Supple
Name: Sam Supple
Title: Senior Vice President

(Signatures continue on next page)

[Signature Page to Amendment No. 2 to Term Loan Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Benjamin Adams
Name: Benjamin Adams
Title: Vice President

(Signatures continue on next page)

[Signature Page to Amendment No. 2 to Term Loan Agreement]

CAPITAL ONE NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ashish Tandon
Name: Ashish Tandon
Title: Vice President

(Signatures continue on next page)

[Signature Page to Amendment No. 2 to Term Loan Agreement]

BANK OF MONTREAL, as a Lender

By:	/s/ Aaron Lanski
Name: Aaron Lanski
Title: Managing Director

(Signatures continue on next page)

[Signature Page to Amendment No. 2 to Term Loan Agreement]

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ James M. Armstrong
Name: James M. Armstrong
Title: Senior Vice President

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[Signature Page to Amendment No. 2 to Term Loan Agreement]

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:	/s/ Douglas B. Cochrane
Name: Douglas B. Cochrane
Title: Senior Vice President

(Signatures continue on next page)

[Signature Page to Amendment No. 2 to Term Loan Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Joshua Freedman
Name: Joshua Freedman
Title: Authorized Signatory

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[Signature Page to Amendment No. 2 to Term Loan Agreement]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ James E. Davis
Name: James E. Davis
Title: Senior Vice President

(Signatures continue on next page)

[Signature Page to Amendment No. 2 to Term Loan Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Gary D. Houston
Name: Gary D. Houston
Title: Vice President

[Signature Page to Amendment No. 2 to Term Loan Agreement]

Schedule 1

Borrowers

1.	1400 Cavalier, LLC
2.	1441 Crossways Blvd., LLC
3.	403 & 405 Glenn Drive, LLC
4.	4212 Techcourt, LLC
5.	Airpark Place, LLC(1)
6.	AP Indian Creek, LLC
7.	Aquia Two, LLC(1)
8.	Crossways II LLC
9.	Enterprise Center I, LLC
10.	FP 1211 Connecticut Avenue, LLC
11.	FP 1408 Stephanie Way, LLC
12.	FP 2550 Ellsmere Avenue, LLC
13.	FP 3 Flint Hill, LLC
14.	FP 440 1st Street, LLC
15.	FP 500 & 600 HP Way, LLC
16.	FP Ammendale Commerce Center, LLC
17.	FP Ashburn, LLC
18.	FP Atlantic Corporate Park, LLC
19.	FP Campostella Road, LLC
20.	FP Cronridge Drive, LLC
21.	FP Davis Drive Lot 5, LLC
22.	FP Diamond Hill, LLC
23.	FP Gateway 270, LLC
24.	FP Gateway West II, LLC(1)
25.	FP Girard Business Center, LLC
26.	FP Girard Place, LLC
27.	FP Goldenrod Lane, LLC
28.	FP Greenbrier Circle, LLC
29.	FP Greenbrier Towers, LLC
30.	FP Gude, LLC
31.	FP Gude Manager, LLC
32.	FP Hanover AB, LLC
33.	FP Navistar Investors, LLC
34.	FP Park Central I, LLC
35.	FP Park Central II, LLC
36.	FP Park Central V, LLC
37.	FP Patrick Center, LLC
38.	FP Pine Glen, LLC
39.	FP Properties, LLC
40.	FP Redland Technology Center LP
41.	FP Rivers Bend, LLC
42.	FP Sterling Park I, LLC
43.	FP Sterling Park 6, LLC
44.	FP Sterling Park 7, LLC
45.	FP Sterling Park Land, LLC

Schedule 1

46.	FP Triangle, LLC
47.	FP West Park, LLC
48.	FPR Holdings Limited Partnership
49.	Gateway Hampton Roads, LLC
50.	Gateway Manassas II, LLC
51.	Glenn Dale Business Center, L.L.C.
52.	GTC I Second LLC
53.	Herndon Corporate Center, LLC
54.	Indian Creek Investors, LLC
55.	Interstate Plaza Holding LLC
56.	Linden II, LLC
57.	Lucas Way Hampton, LLC
58.	Norfolk Commerce Park LLC
59.	Reston Business Campus, LLC
60.	Techcourt, LLC
61.	Virginia Center, LLC
62.	Windsor at Battlefield, LLC

(1)	Property is sold but has not been released as a Borrower.

Schedule 1

Schedule 7.1(b)

Capitalization

Borrower	Ownership Interest	Preferred Equity and any related documents	Restrictions or other Agreements or Interests

First Potomac Realty Trust	Common stock shares listed on New York Stock Exchange	7.75% Series A Cumulative Redeemable Perpetual Preferred Shares	N/A

First Potomac Realty Investment Limited Partnership	First Potomac Realty Trust - aggregate general partnership and limited partnership interests in excess of 95%; other limited partners as listed on attached Exhibit A	None	None

1400 Cavalier, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

1441 Crossways Blvd., LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

403 & 405 Glenn Drive, LLC	First Potomac Realty Investment Limited Partnership - 99% limited liability company interest; 1% 403 & 405 Glenn Drive Manager, LLC	None	None

4212 Techcourt, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

Airpark Place, LLC	Airpark Place Holdings, LLC – 100% limited liability company interest	None	None

AP Indian Creek, LLC	FP Indian Creek, LLC - 100% limited liability company interest	None	None

Aquia Two, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

Crossways II LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

Enterprise Center I, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

Schedule 7.1(b)

FP 1211 Connecticut Avenue, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

FP 1408 Stephanie Way, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP 2550 Ellsmere Avenue, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP 3 Flint Hill, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

FP 440 1st Street, LLC	First Potomac DC Holdings, LLC – 99.9% limited liability company interest; First Potomac TRS Holdings, Inc. – 0.1% limited liability company interest	None	None

FP 500 & 600 HP Way, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Ammendale Commerce Center,LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Ashburn, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

FP Atlantic Corporate Park, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

FP Campostella Road, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Cronridge Drive, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Davis Drive Lot 5, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Diamond Hill, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

Schedule 7.1(b)

FP Gateway 270, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Gateway West II, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Girard Business Center, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Girard Place, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Goldenrod Lane, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Greenbrier Circle, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Greenbrier Towers, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Gude, LLC	First Potomac Realty Investment Limited Partnership - 99% limited liability company interest; 1% FP Gude Manager, LLC	None	None

FP Gude Manager, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

FP Hanover AB, LLC	FPR Holdings Limited Partnership – 100% limited liability company interest	None	None

FP Park Central I, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Navistar Investors, LLC	First Potomac Realty Investment Limited Partnership – 99% limited liability company interest; 1% FP Navistar Manager, LLC	None	None

FP Park Central II, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

FP Park Central V, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

Schedule 7.1(b)

FP Patrick Center, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

FP Pine Glen, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

FP Properties, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

FP Redland Technology Center LP	FP Redland, LLC - 90% limited partnership interest	FP Redland, LLC -100% of the 6.5% to 8.5% cumulative preferred limited partnership interest in the principal amount of $74,500,000	Amended and Restated Limited Partnership Agreement of FP Redland Technology Center LP, dated November 10, 2010
Perseus Redland Investments LLC - 10% limited partnership interest

FP Rivers Bend, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

FP Sterling Park I, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

FP Sterling Park 6, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

FP Sterling Park 7, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

FP Sterling Park Land, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

FP Triangle, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

FP West Park, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

FPR Holdings Limited Partnership	First Potomac Realty Investment Limited Partnership - 99% limited partnership interest	None	None
FPR General Partner - 1% limited partnership interest

Schedule 7.1(b)

Gateway Hampton Roads, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

Gateway Manassas II, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

Glenn Dale Business Center, L.L.C.	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

GTC I Second LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

Herndon Corporate Center, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

Indian Creek Investors, LLC	FP Indian Creek, LLC - 100% limited liability company interest	None	None

Interstate Plaza Holding LLC	Interstate Plaza Operating LLC - 100% limited liability company interest	None	None

Linden II, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

Lucas Way Hampton, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

Norfolk Commerce Park LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

Reston Business Campus, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

Techcourt, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

Virginia Center, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

Windsor at Battlefield, LLC	First Potomac Realty Investment Limited Partnership - 100% limited liability company interest	None	None

Schedule 7.1(b)

Schedule 7.3(c)

Partially-Owned Entities

Name and Type of Entity	% Interest Owned by Borrower	Capacity in which Borrower holds the interest	Borrower’s ownership interest therein
FP CPT 1750 Holdings, LLC	50%	Operating Member	Direct
VIF/FP Aviation Blvd Holdings, LLC	50%	Operating Member	Direct
FP VIF I/ Rivers Park I, LLC	25%	Operating Member	Direct
FP VIF II/ Rivers Park II, LLC	25%	Operating Member	Direct
Prosperity Metro Plaza of Virginia, LLC	51%	Operating Member	Direct
1200 17th Street Investors, LLC	95%	Operating Member	Direct

Schedule 7.1(b)

Schedule 7.3(d)

Eligible Unencumbered Properties in the Unencumbered Pool

Borrower/Owner	Property Name	Address	City	County	State

1400 Cavalier, LLC	Bay Warehouses	1400 Cavalier Blvd. & 3732 Cook Blvd.	Chesapeake	Chesapeake	VA

1441 Crossways Blvd., LLC	Crossways I	1441 Crossways Blvd.	Chesapeake	Chesapeake	VA

403 & 405 Glenn Drive, LLC	Glenn Drive	403 & 405 Glenn Drive	Sterling	Loudoun	VA

4212 Techcourt, LLC	Techcourt	4212 Technology Court	Chantilly	Fairfax	VA

AP Indian Creek, LLC & Indian Creek Investors, LLC	Indian Creek	12000, 12001, 12040, and 12051 Indian Creek Court	Beltsville	Prince George’s	MD

Crossways II LLC	Crossways II	1400 Crossways Blvd	Chesapeake	Chesapeake	VA

Enterprise Center I, LLC	Enterprise Center	15100 & 15120 Enterprise Center Court, 4100 & 4120 Lafayette Center Drive	Chantilly	Fairfax	VA

FP 1211 Connecticut Avenue, LLC	1211 Connecticut Ave	1211 Connecticut Ave NW	Washington	DC	DC

FP 1408 Stephanie Way, LLC	Stephanie Way	1408 Stephanie Way	Chesapeake	Chesapeake	VA

FP 2550 Ellsmere Avenue, LLC0	Gateway II	2550 Ellsmere Avenue	Norfolk	Norfolk	VA

FP 3 Flint Hill, LLC	Three Flint Hill	3201 Jermantown Road	Fairfax	Fairfax	VA

FP 440 1st Street, LLC	440 First Street	440 First Street NW	Washington	DC	DC

FP 500 & 600 HP Way, LLC	River’s Bend Center II	500 & 600 HP Way	Chester	Chester	VA

FP Ammendale Commerce Center, LLC	Ammendale Commerce Center	6435 & 6500 Virginia Manor Road, 12201 Indian Creek Court	Beltsville	Prince George’s	MD

FP Ashburn, LLC	Ashburn Center	21625, 21631 & 21635 Red Rum Drive	Ashburn	Loudoun	VA

FP Atlantic Corporate Park, LLC	Atlantic Corporate Center	46500, 46510 Woodland Road	Sterling	Loudoun	VA

FP Campostella Road, LLC	Diamond Hill Distribution Center	1910 & 1920 Campostella Road, 2115 Portlock Road	Chesapeake	Chesapeake	VA

FP Cronridge Drive, LLC	Owings Mills Commerce Center	11460 & 11500 Cronridge Drive	Owings Mills	Baltimore	MD

FP Davis Drive Lot 5, LLC	Davis Drive	22446 Davis Drive	Sterling	Loudoun	VA

FP Diamond Hill, LLC	Diamond Hill Distribution Center	1960 Diamond Hill Road	Chesapeake	Chesapeake	VA

FP Gateway 270, LLC	Gateway Center I-270	22516, 22520, 22530, 22600, 22610 and 22616 Gateway Center Drive	Clarksburg	Montgomery	MD

FP Girard Business Center, LLC	Girard Business Center	200, 220 Girard Street, 504 East Diamond Avenue	Gaithersburg	Montgomery	MD

FP Girard Place, LLC	Girard Place	602,620,630,640 East Diamond Ave	Gaithersburg	Montgomery	MD

Schedule 7.3(d)

FP Goldenrod Lane, LLC	Goldenrod Lane	20270 Goldenrod Lane	Gaithersburg	Montgomery	MD

FP Greenbrier Circle, LLC	Greenbrier Circle Corporate Center	825 Greenbrier Circle & 1801 Sara Drive	Chesapeake	Chesapeake	VA

FP Greenbrier Towers, LLC	Greenbrier Towers	860, 870 Greenbrier Circle	Chesapeake	Chesapeake	VA

FP Gude, LLC	Campus at Metro Park North	400 E Gude Drive, 7300 7301, 7362 Calhoun Place	Rockville	Montgomery	MD

FP Hanover AB, LLC	Hanover Business Center	306 Ashcake Road & 340 Hill Carter Parkway	Ashland	Hanover	VA

FP Navistar Investors, LLC	Navistar	4612 Navistar Drive	Frederick	Frederick	MD

FP Park Central I, LLC	Park Central I	8701 Park Central Drive	Richmond	Henrico	VA

FP Park Central II, LLC	Park Central II	8751 Park Central Drive	Richmond	Henrico	VA

FP Park Central V, LLC	Park Central V	8801 Park Central Drive	Richmond	Henrico	VA

FP Patrick Center, LLC	Patrick Center	30 West Patrick Street	Frederick	Frederick	MD

FP Pine Glen, LLC	Pine Glen	7500 - 7516 Whitepine Road	Richmond	Henrico	VA

FP Properties, LLC	English Muffin, Georgia Pacific, Woodlands, & Worman’s Mill Court	6900 English Muffin Way, 4451 Georgia Pacific Boulevard, 9315 Largo Drive West, 15 Worman's Mill Court	Frederick	Frederick	MD

FP Redland Technology Center LP	Redland Corporate Center	520, 530 Gaither Road	Rockville	Montgomery	MD

FP Rivers Bend, LLC	River’s Bend Center (1-4)	12730 & 13001 Kingston Avenue & 701 & 801 Liberty Way	Chester	Chester	VA

FP Sterling Park I, LLC	Sterling Park Business Center	22560 Glenn Drive & 22455 Davis Drive	Sterling	Loudoun	VA

FP Sterling Park 6, LLC	Sterling Park Business Center Lot 6	22400 Davis Drive	Sterling	Loudoun	VA

FP Sterling Park 7, LLC	Sterling Park Business Center Lot 7	22370 Davis Drive	Sterling	Loudoun	VA

FP Sterling Park Land, LLC	Sterling Park Land	Parcel 51, Lot, 2-A, 3-A, & 8	Sterling	Loudoun	VA

FP Triangle, LLC	Triangle Business Center	1500,1502,1504 & 1506 Joh Avenue	Baltimore	Baltimore	MD

FP West Park, LLC	West Park	10 North Jefferson Street	Frederick	Frederick	MD

FPR Holdings Limited Partnership	Culpeper	13129 Airpark Drive	Elkwood	Culpeper	VA

Gateway Hampton Roads, LLC	Enterprise Parkway	2000 Enterprise Parkway	Hampton	Hampton	VA

Gateway Manassas II, LLC	Gateway Center Manassas II	7201 & 7301 Gateway Court	Manassas	Prince William	VA

Glenn Dale Business Center, LLC	Glenn Dale Business Center	7100 Holladay Tyler Road	Glenn Dale	Prince George’s	MD

GTC I Second LLC	Greenbrier Technology Center I	814 Greenbrier Circle	Chesapeake	Chesapeake	VA

Herndon Corporate Center, LLC	Herndon Corporate Ceneter	1145-1175 Herndon Parkway	Herndon	Fairfax	VA

Schedule 7.3(d)

Interstate Plaza Holding LLC	Interstate Plaza	5775 General Washington Drive	Alexandria	Alexandria	VA

Linden II, LLC	Linden Business Center	7795 Coppermine Drive	Manassas	Prince William	VA

Lucas Way Hampton, LLC	Lucas Way	1000 Lucas Way & 514 Butler Farm Road	Hampton	Hampton	VA

Norfolk Commerce Park LLC	Norfolk Commerce Park II	5301 Robin Hood Road	Norfolk	Norfolk	VA

Reston Business Campus, LLC	Reston Business Campus	12320, 12330, 12340 & 12350 Pinecrest Road	Reston	Fairfax	VA

Techcourt, LLC	Techcourt 4200	4200 Technology Court	Chantilly	Fairfax	VA

Virginia Center, LLC	Virginia Center Technology I	1001-1063 Technology Park Drive	Glen Allen	Henrico	VA

Windsor at Battlefield, LLC	Windsor @ Battlefield	10110 Battlefield Pkwy, Suites 100-150, 200-220 & 10002 Battlefield Pkwy	Manassas	Prince William	VA

Schedule 7.3(d)

Schedule 7.13

Legal Name; Jurisdiction

First Potomac Realty Trust, a Maryland real estate investment trust

First Potomac Realty Investment Limited Partnership, a Delaware limited partnership

1400 Cavalier, LLC, a Delaware limited liability company

1441 Crossways Blvd., LLC, a Virginia limited liability company

403 & 405 Glenn Drive, LLC, a Virginia limited liability company

4212 Techcourt, LLC, a Virginia limited liability company

Airpark Place, LLC, a Delaware limited liability company

AP Indian Creek, LLC, a Delaware limited liability company

Aquia Two, LLC, a Delaware limited liability company

Crossways II LLC, a Delaware limited liability company

Enterprise Center I, LLC, a Delaware limited liability company

FP 1211 Connecticut Avenue, LLC, a Delaware limited liability company

FP 1408 Stephanie Way, LLC, a Virginia limited liability company

FP 2550 Ellsmere Avenue, LLC, a Virginia limited liability company

FP 3 Flint Hill, LLC, a Virginia limited liability company

FP 440 1st Street, LLC, a Delaware limited liability company

FP 500 & 600 HP Way, LLC, a Virginia limited liability company

FP Ammendale Commerce Center, LLC, a Maryland limited liability company

FP Ashburn, LLC, a Virginia limited liability company

FP Atlantic Corporate Park, LLC, a Virginia limited liability company

FP Campostella Road, LLC, a Delaware limited liability company

FP Cronridge Drive, LLC, a Maryland limited liability company

FP Davis Drive Lot 5, LLC, a Virginia limited liability company

FP Diamond Hill, LLC, a Delaware limited liability company

FP Gateway 270, LLC, a New Jersey limited liability company

FP Gateway West II, LLC, a Maryland limited liability company

FP Girard Business Center, LLC, a Maryland limited liability company

FP Girard Place, LLC, a Maryland limited liability company

FP Goldenrod Lane, LLC, a Maryland limited liability company

FP Greenbrier Circle, LLC, a Virginia limited liability company

FP Greenbrier Towers, LLC, a Virginia limited liability company

FP Gude, LLC, a Maryland limited liability company

FP Gude Manager, LLC, a Delaware limited liability company

FP Hanover AB, LLC, a Virginia limited liability company

FP Navistar Investors, LLC, a Maryland limited liability company

FP Park Central I, LLC, a Virginia limited liability company

FP Park Central II, LLC, a Virginia limited liability company

Schedule 7.13

FP Park Central V, LLC, a Virginia limited liability company

FP Patrick Center, LLC, a Maryland limited liability company

FP Pine Glen, LLC, a Virginia limited liability company

FP Properties, LLC, a Delaware limited liability company

FP Redland Technology Center LP, a Delaware limited partnership

FP Rivers Bend, LLC, a Virginia limited liability company

FP Sterling Park I, LLC, a Virginia limited liability company

FP Sterling Park 6, LLC, a Virginia limited liability company

FP Sterling Park 7, LLC, a Virginia limited liability company

FP Sterling Park Land, LLC, a Virginia limited liability company

FP Triangle, LLC, a Maryland limited liability company

FP West Park, LLC, a Maryland limited liability company

FPR Holdings Limited Partnership, a Delaware limited partnership

Gateway Hampton Roads, LLC, a Virginia limited liability company

Gateway Manassas II, LLC, a Delaware limited liability company

Glenn Dale Business Center, L.L.C., a Maryland limited liability company

GTC I Second LLC, a Virginia limited liability company

Herndon Corporate Center, LLC, a Delaware limited liability company

Indian Creek Investors, LLC, Maryland limited liability company

Interstate Plaza Holding LLC, a Delaware limited liability company

Linden II, LLC, a Delaware limited liability company

Lucas Way Hampton, LLC, a Virginia limited liability company

Norfolk Commerce Park I, LLC, a Delaware limited liability company

Reston Business Campus, LLC, a Delaware limited liability company

Techcourt, LLC, a Virginia limited liability company

Virginia Center, LLC, a Delaware limited liability company

Windsor at Battlefield, LLC, a Virginia limited liability company

Schedule 7.13

Schedule 7.19

Subsidiaries

NAME OF ENTITY	TAX ID/EIN
1328 CAVALIER, LLC	52-2057842
1400 CAVALIER, LLC	52-2057842
1434 CROSSWAYS BOULEVARD I, LLC	52-2057842
1434 CROSSWAYS BOULEVARD II, LLC	52-2057842
1441 CROSSWAYS BLVD., LLC	52-2057842
15395 JOHN MARSHALL HIGHWAY, LLC	52-2057842
351 PATRICK STREET, LLC	52-2057842
403 & 405 GLENN DRIVE MANAGER, LLC	52-2057842
403 & 405 GLENN DRIVE, LLC	52-2057842
4212 TECHCOURT, LLC	52-2057842
ACP EAST LLC	52-2057842
ACP EAST FINANCE, LLC	52-2057842
AIRPARK PLACE HOLDINGS, LLC	52-2057842
AIRPARK PLACE, LLC	52-2057842
AP INDIAN CREEK, LLC	52-2057842
AQUIA ONE, LLC	52-2057842
AQUIA TWO, LLC	52-2057842
BREN MAR HOLDINGS, LLC	52-2057842
BREN MAR, LLC	52-2057842
COLUMBIA HOLDING ASSOCIATES LLC	52-2057842
CROSSWAYS ASSOCIATES LLC	52-2057842
CROSSWAYS II LLC	52-2057842
CROSSWAYS LAND, LLC	52-2057842
ENTERPRISE CENTER I, LLC	52-2057842
ENTERPRISE CENTER MANAGER, LLC	52-2057842
EON GROUP, LLC	26-1847361
EON GROUP, LTD	98-0591583

FIRST POTOMAC DC 500 MANAGEMENT LLC	27-3075158
FIRST POTOMAC DC HOLDINGS, LLC	27-3075027
FIRST POTOMAC DC MANAGEMENT LLC	27-4110098
FIRST POTOMAC MANAGEMENT LLC	52-2057842
FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP	52-2057842
FIRST POTOMAC REALTY TRUST	37-1470730
FIRST POTOMAC TRS HOLDINGS, INC.	20-4033770

Schedule 7.19

FIRST RUMSEY LLC	52-2057842
FIRST SNOWDEN LLC	52-2057842
FP 1211 CONNECTICUT AVENUE, LLC	27-4080392
FP 1408 STEPHANIE WAY, LLC	52-2057842
FP 2550 ELLSMERE AVENUE, LLC	52-2057842
FP 3 FLINT HILL, LLC	52-2057842
FP 440 1st STREET, LLC	27-4273427
FP 51 LOUSIANA AVENUE, LLC	54-1631747
FP 500 & 600 HP WAY, LLC	52-2057842
FP 500 FIRST STREET REIT GP, LLC	27-3075347
FP 500 FIRST STREET, LLC	26-2553938
FP 535 INDEPENDENCE PARKWAY, LLC	52-2057842
FP 601 MEADOWVILLE RD, LLC	52-2057842
FP 6310 HILLSIDE CENTER, LLC	52-2057842

FP 6310 HILLSIDE CENTER BORROWER, LLC	52-2057842

FP 6310 HILLSIDE CENTER SPE MEMBER, LLC	52-2057842
FP 6315 HILLSIDE CENTER, LLC	52-2057842

FP 6315 HILLSIDE CENTER BORROWER, LLC	52-2057842

FP 6315 HILLSIDE CENTER SPE MEMBER, LLC	52-2057842
FP 7501 WHITEPINE ROAD, LLC	52-2057842
FP 840 FIRST STREET HOLDINGS, LLC	45-4117507
FP 840 FIRST STREET, LLC	27-4330837
FP 950 F STREET, LLC	27-4281956
FP AIRPARK AB, LLC	52-2057842
FP AMMENDALE COMMERCE CENTER,LLC	52-2057842
FP ASHBURN, LLC	52-2057842
FP ATLANTIC CORPORATE PARK, LLC	52-2057842
FP CAMPOSTELLA ROAD, LLC	52-2057842
FP CANDLEWOOD, LLC	52-2057842
FP CANDLEWOOD BORROWER, LLC	52-2057842
FP CHESTERFIELD ABEF, LLC	52-2057842
FP CHESTERFIELD CDGH, LLC	52-2057842
FP CLOVERLEAF INVESTOR, LLC	52-2057842
FP CLOVERLEAF, LLC	52-2057842
FP CRONRIDGE DRIVE, LLC	52-2057842
FP DAVIS DRIVE LOT 5, LLC	52-2057842
FP DIAMOND HILL, LLC	52-2057842
FP GALLOWS ROAD, LLC	52-2057842
FP GATEWAY 270, LLC	52-2057842

Schedule 7.19

FP GATEWAY CENTER, LLC	52-2057842
FP GATEWAY WEST II, LLC	52-2057842
FP GIRARD BUSINESS CENTER, LLC	52-2057842
FP GIRARD PLACE, LLC	52-2057842
FP GOLDENROD LANE, LLC	52-2057842
FP GREENBRIER CIRCLE, LLC	52-2057842
FP GREENBRIER TOWERS, LLC	52-2057842
FP GUDE MANAGER, LLC	52-2057842
FP GUDE, LLC	52-2057842
FP HANOVER AB, LLC	52-2057842
FP HANOVER C, LLC	52-2057842
FP HANOVER D, LLC	52-2057842
FP INDIAN CREEK, LLC	52-2057842
FP METRO PLACE, LLC	52-2057842
FP NAVISTAR INVESTORS, LLC	52-2057842
FP NAVISTAR MANAGER, LLC	52-2057842
FP NORTHRIDGE, LLC	52-2057842
FP ONE FAIR OAKS, LLC	52-2057842
FP PARK CENTRAL I, LLC	52-2057842
FP PARK CENTRAL II, LLC	52-2057842
FP PARK CENTRAL V, LLC	52-2057842
FP PATRICK CENTER, LLC	52-2057842
FP PATUXENT PARKWAY, LLC	52-2057842
FP PINE GLEN, LLC	52-2057842
FP PROPERTIES II, LLC	91-1893498
FP PROPERTIES, LLC	84-1417951
FP PROSPERITY, LLC	52-2057842
FP REALTY INVESTMENT MANAGER, LLC	52-2057842
FP RIVER'S BEND LAND, LLC	52-2057842
FP RIVERS BEND, LLC	52-2057842
FP STERLING PARK 6, LLC	52-2057842
FP STERLING PARK 7, LLC	52-2057842
FP STERLING PARK I, LLC	52-2057842
FP STERLING PARK LAND, LLC	52-2057842
FP TRIANGLE, LLC	52-2057842
FP VAN BUREN, LLC	52-2057842
FP WEST PARK, LLC	52-2057842
FPR GENERAL PARTNER, LLC	52-2057842
FPR HOLDINGS LIMITED PARTNERSHIP	52-2057842
GATEWAY HAMPTON ROADS, LLC	52-2057842
GATEWAY MANASSAS I, LLC	52-2057842
GATEWAY MANASSAS II, LLC	52-2057842
GLENN DALE BUSINESS CENTER, L.L.C.	52-2057842

Schedule 7.19

GREENBRIER HOLDING ASSOCIATES LLC	52-2057842
GREENBRIER LAND, LLC	52-2057842
GREENBRIER/NORFOLK HOLDING LLC	52-2057842
GREENBRIER/NORFOLK INVESTMENT LLC	52-2057842
GTC I SECOND LLC	52-2057842
GTC II FIRST LLC	52-2057842
HERNDON CORPORATE CENTER, LLC	52-2057842
INDIAN CREEK INVESTORS, LLC	52-2057842
INTERSTATE PLAZA HOLDING LLC	52-2057842
INTERSTATE PLAZA OPERATING LLC	52-2057842
KRISTINA WAY INVESTMENTS LLC	52-2057842
LANDOVER OWINGS MILLS, LLC	52-2057842
LINDEN I MANAGER, LLC	52-2057842
LINDEN I, LLC	52-2057842
LINDEN II, LLC	52-2057842
LINDEN III, LLC	52-2057842
LUCAS WAY HAMPTON, LLC	52-2057842
NEWINGTON TERMINAL ASSOCIATES, LLC	52-2057842
NEWINGTON TERMINAL LLC	52-2057842
NORFOLK COMMERCE PARK LLC	52-2057842
NORFOLK FIRST LLC	52-2057842
NORFOLK LAND, LLC	52-2057842
PLAZA 500, LLC	52-2057842
RESTON BUSINESS CAMPUS, LLC	52-2057842

RIVERS BEND BUSINESS CENTER ASSOCIATION, INC	54-1682730
RUMSEY FIRST LLC	52-2057842
RUMSEY/SNOWDEN HOLDING LLC	52-2057842
RUMSEY/SNOWDEN INVESTMENT LLC	52-2057842
SNOWDEN FIRST LLC	52-2057842
TECHCOURT, LLC	52-2057842
VEF 500 FIRST REIT L.P.	26-2466039
VIRGINIA CENTER, LLC	52-2057842
VIRGINIA FP VIRGINIA CENTER, LLC	52-2057842
WINDSOR AT BATTLEFIELD, LLC	52-2057842

1200 17TH STREET LENDER, LLC
1200 17TH STREET INVESTORS, LLC	45-2521487
FP VIF II/ RIVERS PARK I, LLC	80-0266532
FP VIF II/ RIVERS PARK II, LLC	80-0266544

FP CPT 1750 HOLDINGS, LLC	27-3776863
FP CPT 1750 H STREET, LLC	27-3776863

Schedule 7.19

FP REDLAND, LLC	52-2057842
FP REDLAND GP, LLC	52-2057842
FP REDLAND TECHNOLOGY CENTER LP	20-8781872

6960 AVIATION BLVD,OWNER, LLC	27-4436410
6960 AVIATION BLVD,BORROWER, LLC	27-4436410
FP AVIATION BLVD.,LLC	27-4436410
FP AVIATION HOLDINGS,LLC	52-2057842
VIF II/FP AVIATION BLVD HOLDINGS	27-4436410

FP-PERSEUS 53-713, LLC	45-2447294
FP-PERSEUS LENDER, LLC	45-2447294

PROSPERITY METRO PLAZA OF VIRGINIA, LLC	20-1978048

Schedule 7.19

Schedule 9.1(g)

Contingent Liabilities

March 31, 2012
Contingent consideration
Corporate Campus at Ashburn Center	1,448,393
Aviation (50%)	63,000

Environmental remediation obligation	2,350,000

Total	3,861,393

Schedule 9.1(g)

Annex I

Form of Compliance Certificate

COMPLIANCE CERTIFICATE

Dated: May 10, 2012

Reference is hereby made to that certain Term Loan Agreement dated as of July 18, 2011, among First Potomac Realty Investment Limited Partnership (“FPLP”) and certain other borrowers (collectively, the “Borrower”), First Potomac Realty Trust (“Guarantor”), KeyBank National Association, individually and as Administrative Agent, and certain other parties (as the same may now or hereafter be amended from time to time, the “Loan Agreement”). Unless otherwise defined herein, the terms used in this Compliance Certificate and Schedule 1 hereto have the meanings ascribed to such terms in the Loan Agreement.

This Compliance Certificate is submitted pursuant to the following sections of the Loan Agreement:

☐	Section 8.4(e) (accompanying financial statements)

☐	Section 8.13(a)(ii) (in connection with removal of Eligible Unencumbered Property)

☐	Section 8.13(c) (in connection with the addition of Real Estate Asset to Unencumbered Pool)

☐	Section 9.4(a) (in connection with a merger or consolidation)

☐	Section 9.4(b) (in connection with Sales or Indebtedness Liens)

☐	Section 14.1 (in connection with default cure)

☒	Other (Section 28- in connection with an Amendment)

The undersigned HEREBY CERTIFIES THAT:

I am the chief executive officer of the Borrower, and I am authorized by each such entity to execute and deliver this Compliance Certificate on its behalf.

All of the real property comprising “Eligible Unencumbered Properties” within the meaning of Section 1.1 of the Loan Agreement is listed on Annex 1 to Schedule 1 attached hereto. The status of each property listed on Annex 1 has been reviewed by me and/or by employees or agents under my immediate supervision. Based upon such review, I hereby certify that each property listed on Annex 1:

(a)	is a Permitted Property;

(b)	is free and clear of any Lien, other than Liens specifically permitted to exist pursuant to Section 9.2 of the Loan Agreement;

(c)	is not the subject of a Disqualifying Environmental Event or Disqualifying Structural Event; and

(d)	is wholly-owned in fee simple by the Borrower or, with respect to the Redland Property only, satisfies the Redland Conditions.

Accompanying this Compliance Certificate are consolidated preliminary financial statements of the Guarantor, the Borrower and their respective Subsidiaries for the fiscal quarter ended March 31, 2012 (the “Financial Statements”). Such Financial Statements were prepared in good faith, and, to the best knowledge of the principal financial officers and principal accounting officers of the Borrower, the information contained in the Financial Statements is complete and correct in all material respects and fairly presents, in all material respects, in accordance with GAAP consistently applied throughout the period to which it applies, the financial position of the Guarantor, the Borrowers and their respective Subsidiaries as of the date thereof and the results of operations of the Guarantor, the Borrowers and their respective Subsidiaries for the period covered thereby. The foregoing is also delivered herewith for FPLP on a consolidated basis.

Schedule 1 hereto sets forth data and computations calculated on the basis of the Financial Statements evidencing compliance with Availability (separate certificate attached) and with the covenants contained in Section 10 of the Loan Agreement and certain other calculations (the “Financial Covenants; Covenants Regarding Eligible Unencumbered Property”) as of the relevant date of determination (the “Determination Date”), all of which data and computations have been prepared in good faith, and, to the best knowledge of the principal financial officers and principal accounting officers of the Borrower, are true, complete and correct.

The activities of the Guarantor, the Borrower and their respective Subsidiaries during the period covered by the data and computations set forth in Schedule 1 have been reviewed by me and/or by employees or agents under my immediate supervision. Based upon such review, during such period, and as of the date of this Certificate, no Default or Event of Default has occurred and is continuing, except as specifically disclosed herein or as has been previously disclosed in writing to the Administrative Agent.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has affixed his signature below as of the day and year first above written.

FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP,

a Delaware limited partnership, for itself and as agent for each other Borrower

By: First Potomac Realty Trust, its sole general partner

By:
Douglas Donatelli Chief Executive Officer

Signature Page to Compliance Certificate – Term Loan

SCHEDULE 1

[See attached]

Schedules and Annexes to Term Loan Agreement

Schedule 1	Borrowers

Schedule 2	Lender’s Commitments

Schedule 2.12	Reverse Dutch Auction Repurchases

Schedule 3.2.2(b)	Fixed Rate Prepayment Premium

Schedule 7.1(b)	Capitalization

Schedule 7.3(c)	Partially-Owned Entities

Schedule 7.3(d)	Eligible Unencumbered Properties in the Unencumbered Pool

Schedule 7.7	Litigation

Schedule 7.13	Legal Name; Jurisdiction

Schedule 7.15	Affiliate Transactions

Schedule 7.16	Employee Benefit Plans

Schedule 7.19	Subsidiaries

Schedule 8.19	Employee Benefit Plans

Schedule 9.1(g)	Contingent Liabilities